                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): NOVEMBER 3, 2000



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)




        CALIFORNIA                   0-18225               77-0059951
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)         Identification No.)



170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                95134-1706
 (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (408) 526-4000

ITEM 5. OTHER EVENTS

        On November 3, 2000, Cisco Systems, Inc. (the "Registrant") announced it has completed the acquisition of IPCell Technologies, Inc. of Richardson, Texas. A copy of the press release issued by the Registrant on November 3, 2000 concerning the foregoing transaction is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CISCO SYSTEMS, INC.



Dated: November 6, 2000                  By: /s/ DANIEL SCHEINMAN
                                            ------------------------------------
                                         Daniel Scheinman, Senior Vice President
                                         Legal and Government Affairs

                                  EXHIBIT INDEX



Exhibit
Number                            Description of Document
-------                           -----------------------
20.1              Press Release of Registrant, dated November 3, 2000,
                  announcing the completion of the acquisition by Registrant of
                  IPCell Technologies, Inc.